UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

CenterPoint Energy, Inc. (“CenterPoint Energy”), CenterPoint Energy Houston Electric, LLC (“Houston Electric”) and CenterPoint Energy Resources Corp. (“CERC,” collectively with CenterPoint Energy and Houston Electric, the “Registrants”) are filing this Current Report on Form 8-K (this “Form 8-K”) to recast certain changes described below with respect to the financial information contained in the Registrants’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2020. The information in this Form 8-K is not an amendment to, or restatement of, the 2019 Form 10-K.

As previously disclosed, on April 9, 2020, CenterPoint Energy, through its wholly-owned subsidiary Vectren Utility Services, Inc., completed the sale of all of the outstanding equity interests of MMN Infrastructure Services, LLC (f/k/a Vectren Infrastructure Services Corporation) (the “Infrastructure Services Disposal Group”), which was historically reported in CenterPoint Energy’s Infrastructure Services reportable segment. Additionally, as previously disclosed, on February 24, 2020, CERC entered into an Equity Purchase Agreement, pursuant to which it agreed to sell all of the outstanding capital stock of CenterPoint Energy Services, Inc. (the “Energy Services Disposal Group”), which was historically reported in CenterPoint Energy’s and CERC’s Energy Services reportable segment. The sale of the Energy Services Disposal Group is expected to close in the second quarter of 2020.

Beginning in the Registrants’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10‑Q”), CenterPoint Energy and CERC, as applicable, presented the Infrastructure Services Disposal Group and the Energy Services Disposal Group as discontinued operations and held for sale in their interim condensed financial statements for all periods presented as a result of meeting the criteria for held for sale and discontinued operations during the quarter ended March 31, 2020. Additionally, as of January 1, 2020, the Registrants’ chief operating decision maker viewed net income as the measure of profit or loss for the Registrants’ reportable segments rather than the previous measure of operating income. Accordingly, the Registrants are filing this Form 8-K to recast the relevant financial information in the 2019 Form 10-K for the Infrastructure Services Disposal Group and the Energy Services Disposal Group as discontinued operations and held for sale and for the change in the measure of profit or loss and reportable segments as of and for each of the periods covered by the 2019 Form 10-K.

Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference, presents a recast of the following sections of the 2019 Form 10-K to reflect the impact of the Infrastructure Services Disposal Group and the Energy Services Disposal Group as discontinued operations and held for sale in addition to the change in performance measures and reportable segments:

•Item 6. Selected Financial Data;
•Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and
•Item 8. Financial Statements and Supplementary Data.

Except as specifically set forth herein, no revisions have been made to the 2019 Form 10-K to update for other information, developments, or events that have occurred since the 2019 Form 10-K was filed on February 27, 2020. Without limitation to the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations for any information, uncertainties, risks or events or trends occurring or known to management. This Form 8-K should be read in conjunction with the 2019 Form 10-K and subsequent filings with the SEC including the Form 10-Q and the Registrants’ other Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding events, developments, and updates affecting the Registrants and their expectations that have occurred since the filing of the 2019 Form 10-K.

The statements contained in this Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the expected timing of the closing of the sale of the Energy Services Disposal Group. Each forward-looking statement contained in this Form 8-K speaks only as of the date of this Form 8-K. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the impact of COVID-19; (2) financial market conditions; (3) general economic conditions; (4) the timing and impact of future regulatory and legislative decisions; (5) effects of competition; (6) weather variations; (7) changes in business plans; and (8) other risks, uncertainties and factors discussed in the 2019 Form 10-K, the Form 10-Q and other reports the Registrants may file from time to time with the SEC.
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
23.1	Consent of Deloitte & Touche LLP
99.1
Updates to the following portions of the Registrants’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and Item 8. Financial Statements and Supplementary Data

101	Interactive Data Files (embedded within the Inline XBRL document)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: May 18, 2020	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Interim Executive Vice President and Chief Financial Officer and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: May 18, 2020	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Interim Executive Vice President and Chief Financial Officer and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: May 18, 2020	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Interim Executive Vice President and Chief Financial Officer and Chief Accounting Officer